UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 30, 2006, H.B. Fuller Company (the “Company”) entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) by and among the Company, SCB Sub, Inc., an indirect, wholly owned subsidiary of the Company (“Acquisition Sub”), Roanoke Companies Group, Inc. (“Roanoke”), Chicago Adhesives Product Co., a wholly owned subsidiary of Roanoke (“Chapco”), William J. Kyte, John H. Johntz, Jr., Richard F. Tripodi, and Thomas K. Jones.

Pursuant to the terms of the Asset Purchase Agreement, Acquisition Sub will acquire substantially all the assets and certain liabilities of Roanoke and Chapco (the “Acquisition”). The total purchase price for the Acquisition is $270 million. In addition, if certain profitability thresholds are met, certain continuing members of Roanoke’s senior management may receive additional cash consideration of up to $15 million (in total), which would be paid out over a two-year period.

The foregoing summary of the terms of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is attached as Exhibit 2 to this Current Report on Form 8-K.

Consummation of the Acquisition is subject to receipt of required regulatory approvals and various other customary conditions, including the assignment of certain third-party contracts, as well as satisfactory completion of due diligence.

The Acquisition is expected to close in the second quarter of the Company’s 2006 fiscal year, which ends on June 3, 2006.

Item 7.01. Regulation FD Disclosure.

Additional information regarding the Acquisition is included in the press release furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01. Exhibits.

    (d) The following exhibits are filed or furnished herewith:

2	Asset Purchase Agreement, dated as of January 30, 2006, by and among the H.B. Fuller Company, SCB Sub, Inc., Roanoke Companies Group, Inc., Chicago Adhesives Product Co., William J. Kyte, John H. Johntz, Jr., Richard F. Tripodi, and Thomas K. Jones (excluding schedules and exhibits, which the Registrant agrees to furnish to the Securities and Exchange Commission upon request).

99	Press Release dated January 30, 2006 regarding the acquisition of assets from Roanoke Companies Group, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 31, 2006

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
General Counsel and Corporate Secretary

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EXHIBIT INDEX

No.	Exhibit	Manner of Filing
2	Asset Purchase Agreement, dated as of January 30, 2006, by and among the H.B. Fuller Company, SCB Sub, Inc., Roanoke Companies Group, Inc., Chicago Adhesives Product Co., William J. Kyte, John H. Johntz, Jr., Richard F. Tripodi, and Thomas K. Jones (excluding schedules and exhibits, which the Registrant agrees to furnish to the Securities and Exchange Commission upon request).	Filed Electronically

99	Press Release dated January 30, 2006 regarding the acquisition of assets from Roanoke Companies Group, Inc.	Filed Electronically